EXHIBIT 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 22, 2004, relating to the financial statements and financial highlights which appears in the September 30, 2004 Annual Report to Shareholders of The Merger Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin
January 26, 2005